A Domestic Onshore Oil Company June 2011

Forward Looking Statements SUMMARY: The material presented is a presentation of general background information about EnerJex Resources, Inc. (“JEX”) as of the date of this document . This information is in summary form and does not purport to be complete . This document (and/or attachments to this document) is not intended to be relied upon as advice to potential investors . FORWARD -LOOKING STATEMENTS :  This document (including the financial projections and any subsequent questions and answers) contains statements that are forward -looking within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such forward -looking statements are only predictions and are not guarantees of future performance . Investors are cautioned that any such forward -looking statements are and will be, as the case may be, subject to many risks, uncertainties, certain assumptions and factors relating to the operations and business environment of JEX that may cause the actual results of the companies to be materially different from any future results expressed or implied in such forward -looking statements . RESERVE AND RESOURCE DISCLOSURE : Securities and Exchange Commission (“SEC”) rules prohibit a publicly -reporting oil and gas company from including oil and gas resource estimates in their filings with the SEC, except proved, probable and possible reserves that meet the SEC’s definition of such terms. Estimates of proved, probable and possible reserves included herein are not based on SEC definitions and guidelines . Unless otherwise indicated, estimates of non-proved reserves and other hydrocarbons included herein may also not meet specific definitions of reserves or resource categories within the meaning of the SPE/SPEE/WPC Petroleum Resource Management System .   NO REPRESENTATIONS : This document (and/or attachments to this document) is as of the date indicated, is not complete nor have the performance projections been audited, and does not contain certain material information about JEX, including important disclosures and risk factors associated with an investment in JEX and is subject to revision at any time and JEX is not obligated to inform you of any changes made. Although JEX believes that the expectations and assumptions reflected in this document and the forward -looking statements are reasonable based on information currently available to JEX, and their respective principals, employees, agents and authorized representatives, none of JEX, or their respective principals, employees, agents or authorized representatives makes any warranty or representation, whether express or implied, or assumes any legal liability for the accuracy, completeness or usefulness of any information disclosed . JEX nor any of its respective principals, employees, agents or authorized representatives accepts any responsibility or liability whatsoever caused by any action taken in reliance upon this document and/or its attachments . - 2 -

Corporate Summary Stock Symbol: ENRJ Headquarters: San Antonio, TX Share Price: $0.75 (As of 6/22/11) Shares Outstanding: 74.1 Million (Diluted) Market Capitalization: $55.6 Million (Diluted) Cash & Securities: $5.5 Million (As of 3/31/11) Bank Debt: $6.1 Million (As of 3/31/11) - 3 -

Company Overview • Headquartered in San Antonio, Texas • Operations office in Kansas with 20 coworkers • Balanced asset portfolio • 100% domestic onshore oil • Eastern Kansas A Low risk, long life, exploit and develop assets • South Texas A High-impact, resource play assets • Proven management with a grassroots presence in both plays • Focused on per-share value creation for stockholders • Local operational presence ensures asset maximization • Significant insider ownership - 4 -

Transformation Completed December 31, 2010 • Acquired assets valued at $25 million through the issuance of equity • 2 oil resource plays in South Texas • Complimentary oil assets in Eastern Kansas • Other assets including 15% equity interest in Oakridge Energy, Inc. (OTC: OAKR) • Converted 100% of senior secured debentures ($2.7 million) into common equity at $0.80 per share • Raised $5 million through the issuance of common stock • Completely reconstituted management and board of directors - 5 -

Management Robert Watson, Jr. • Chief Executive Officer of Black Sable Energy (2008-2010) Chief Executive Officer, • Founder and President of Centerra Energy Partners (2005-2008) Director • Senior Associate at American Capital Strategies (NASDAQ: ACAS) (2000-2005) • Executed 7 transactions representing more than $150 million of invested capital • Active participation in daily management of 12 portfolio companies • Energy Investment Banker at CIBC World Markets (1999-2000) • Bachelor of Business Admin. in Finance Degree from Southern Methodist University . John Loeffelbein • 14 years of oil and gas experience • Founder and Principal of Coal Creek Energy (2001-Present) • Acquired and monetized 160,000 mineral acres in Eastern Kansas and Missouri • Founder and Principal of J&J Operating (2007-2010) • Responsible for operating approximately 500 oil wells in Eastern Kansas • Landman at Orion Oil & Gas (1997-2000) • Instrumental in acquiring 200,000 mineral acres in NE Alabama - 6 -

Directors James Miller • Executive at Utilicorp United (Subsequently Renamed Aquila) (1989-2002) • Chief Executive Officer of business unit responsible for electricity generation and electric and natural gas transmission and distribution businesses serving 1.3 million customers • Company was NYSE listed and merged with Great Plains Energy in 2007 through a series of transactions valued at $2.6 billion • President of Michigan Gas Utilities (1983-1989) • Acquired by Utilicorp United in 1989 . Lance Helfert • President of West Coast Asset Management (2000-Present) • Registered Investment Advisor with $200 million in assets under management • Regularly featured on CNBC and Fox Business   • Wilshire Associates (1998-2000) • Oversaw $1 billion portfolio . Atticus Lowe • Chief Investment Officer of West Coast Asset Management (2002-Present) • Invested more than $200 million in the oil and gas industry on behalf of principals and clients during the past 9 years • Director and Chairman of Audit Committee for privately held oil and gas company with leases covering approximately 180,000 net acres in the DJ Basin - 7 -

Asset Overview Eastern Kansas Lonesome Dove Oil Production   El Toro E. Kansas - Long Life Oil Production S. Texas - High Impact Potential • Stable base of current oil production • Core oil resource play with 9 wells   • Proved reserves of 2.5 million barrels completed spanning 8 miles • 100’s of development drilling locations • Potential for 100’s of wells   • Multiple bolt-on acquisitions identified • Fracture stimulation unlocks resource • Deep exploration upside potential • Eagleford Shale exposure • Minimal competition • Austin Chalk exposure -8-

2011 Accomplishments • Brought operations in-house for majority of Kansas and Texas assets • Re-established production from more than 50 idle wells in Kansas • Raised $1.9 million of common equity and sold non-core assets for $1.4 million • Secured $650,000 of non-recourse project financing to develop non-core assets • Began active drilling program in Kansas • Drilled 66 development wells (in various stages of completion) with a 100% success rate and 3 wildcat exploration wells with a 33% success rate   • Secured rig to drill 3 wells at El Toro Project in Texas beginning in June • Offset wells averaged ~25 barrels of oil per day (BOPD) during the first 12 months • Increased production to ~270 BOPD net to EnerJex’s working interest • ~20% increase compared to 1Q 2011 with further increases expected throughout 2011 • Acquired Kansas oil property for $245,000 • Potential for more than 100 oil wells - 9 wells have recently been drilled and cased - 9 -

Go Forward Plan • Aggressively increase oil production and reserves in Eastern Kansas • Significantly reduce operating expenses and increase cash flow • Leverage stable cash flow base to further develop high-impact assets • Make accretive acquisitions in core area of Eastern Kansas • Advance stock listing to NYSE-AMEX or NASDAQ Focus 100% on increasing per-share value for stockholders - 10 -

Eastern Kansas Oil Production Eastern Kansas

Eastern Kansas Overview • Low-risk shallow oil production with long reserve life • 95%+ historical drilling success rate at depths of 500-2,000 feet • Reserve life of up to 40 years or more with low annual production declines   • Multiple pay zones, with many fields only explored through the shallowest zones   • Finding and development costs < $10/barrel, operating costs ~$25/barrel • Major opportunity to rapidly increase oil production and reserves through drilling and acquisitions • Hundreds of development drilling locations identified on existing properties • Acquisition opportunities are abundant and competition is minimal • Highly fragmented market - 70% of oil in Kansas is produced by ~2,000 small operators • Critical mass provides economies of scale and improves profit margins • Bolt-on acquisitions are highly accretive due to economies of scale • Most acquisition candidates are poorly maintained, underdeveloped, and underexplored • Kansas produced approximately 40 million barrels of oil in 2009 and ranks 8th in the U.S. among oil producing states - 12 -

Eastern Kansas Proven Oil Reserves Reserve Category Producing Undeveloped Total Proven Net Barrels 743,140 1,726,330 2,469,460 Future Revenue $69,604,460 $161,428,090 $231,032,540 Future Investment $0 $13,470,180 $13,470,180 Future Expenses $30,626,870 $49,489,070 $80,115,940 Future Net Cash Flow $38,977,590 $98,468,840 $137,446,420 *PV-10 Value $19,211,110 $31,626,810 $50,837,920 *PV-10 value represents the present value of pre-tax future net cash flows generated from the production of proven oil reserves assuming a discount factor of 10% per annum.   Based on EnerJex’s 12/31/2010 reserve report completed by Miller & Lents, Ltd. assuming NYMEX strip pricing as of 6/13/2011. -13-

El Toro South Texas – El Toro Project

El Toro Project Overview • Applying modern fracture stimulation technology to extend a large oil field discovered in the 1950’s which was not fully developed due to “tight” reservoir quality (low permeability which constrains oil flow) and historically low prices • Analogue field producing from the same formation (undisclosed) in South Texas achieved 128% improvement in oil production through the application of modern fracture stimulation technology as compared to vintage wells   • Company was sold for $250 million • EnerJex believes that approximately 25,000 acres are prospective within the El Toro Project and its existing 7,100 acres consist of large blocks that checkerboard the prospective acreage • The El Toro Project was developed internally and an interest was sold on a promoted basis to a private oil and gas company prior to drilling the first well • EnerJex owns an approximate 45% operated working interest - 15 -

El Toro Project Map 52 Billion Cubic Feet of OIL FIELDS ADJACENT TO EL TORO PROJECT   Natural Gas Produced >100 MILLION BARRELS PRODUCED FROM THE SAME FORMATION SINCE 1950 39 Million Barrels of Oil Produced Pinch-Out 11 Million Barrels of Oil Produced EL TORO PROJECT 7 Million Barrels   1,000+ Potential Oil Wells of Oil Produced 51 Million Barrels of Oil Produced Vintage Oil Wells EnerJex Wells Faults -16-

Results Thus Far • EnerJex’s first two wells began producing in September of 2009 and have dramatically outperformed the results of historical wells drilled in the area • During the first 13 months of production each well produced ~100% more than a key adjacent well that was drilled and fracture stimulated in 1984 (most wells in the area were drilled in the mid 1950’s) and has produced 48,000 barrels of oil to date • EnerJex completed 7 additional wells in 2010 spanning a distance of 8 miles • 3 wells appear to be economic, 1 well appears to be uneconomic, and 3 are yet to be determined • A deeper oil zone was discovered in western project area which is currently being tested • A water disposal facility was recently brought online in the eastern project area and is expected to result in significant cost savings • Porosity, permeability, and oil saturations appear consistent across all wells based on sidewall cores and log analysis • Further research and development is required to determine reason for varying water cuts • New logging and coring methods will be implemented on near term wells to improve understanding • Numerous development wells have been identified in the eastern project area - 17 -

Lonesome Dove South Texas – Lonesome Dove Project

Lonesome Dove Project Overview • ~2,000 acres leased targeting the Austin Chalk and Taylor Sand formations • Acreage is adjacent to the prolific Giddings Field which has produced 380 million barrels of oil primarily from the Austin Chalk formation • Recent success has been established in the Austin Chalk play adjacent to EnerJex’s acreage on both sides, with initial well production rates of up to 1,000 barrels of oil per day • EnerJex sold a 90% interest in its Austin Chalk rights on a promoted basis to a private operator that has drilled successful wells in the area • EnerJex will be carried at no cost for a 15% interest in the first Austin Chalk well • Potential exists for 12 Austin Chalk wells and 50 Taylor Sand wells - 19 -

Lonesome Dove Potential • EnerJex’s joint venture partner has drilled multiple Austin Chalk wells in the immediate area • Its best wells are within the same geological structure as EnerJex’s acreage • EnerJex’s partner’s first well has produced ~130,000 barrels of oil equivalent (BOE) during its first 24 months and is currently producing ~65 BOE per day • EnerJex’s partner’s second successful well has produced ~29,000 BOE during its first 7 months and is currently producing ~100 BOE per day • EnerJex’s partner recently began producing a new well at ~100 BOE per day • EnerJex will be able to evaluate the Taylor Sand, in which it owns a 100% interest, for free if its partner drills a deep well on its acreage • Potential for 1-2 million barrels of recoverable oil net to EnerJex - 20 -

A Domestic Onshore Oil Company WWW .ENERJEXRESOURCES .COM Company Headquarters Kansas Office 1600 NE Loop 410, Suite 104 27 Corporate Woods, Suite 350 San Antonio, TX 78209 10975 Grandview Drive P: (210) 451-5545 Overland Park, KS 66210 F: (210) 451-5546 P: (913) 754-7754 F: (913) 754-7755